                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN

                                  PREPARED FOR

                        ASPEN INSURANCE US SERVICES, INC.

                        ASPEN INSURANCE US SERVICES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                       ARTICLE I - PURPOSE; EFFECTIVE DATE

1.1.  PURPOSE. The purpose of this Supplemental Executive Retirement Plan
      (hereinafter, the "Plan") is to permit the company to provide selected individuals employed by Aspen Insurance US Services, Inc. with an additional benefit payable at termination of employment. It is intended that this plan, by providing this benefit, will assist the Company in attracting, motivating and retaining individuals of exceptional ability.

1.2.  EFFECTIVE DATE. The Plan shall be effective as of January 1, 2004.

                            ARTICLE II - DEFINITIONS

         For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1.  ACCOUNT. "Account" means the account maintained on the books of the
      Company used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets.

2.2.  ACTUARIAL EQUIVALENT. "Actuarial Equivalent" means an equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company, using sound actuarial assumptions as of the time of such determination.

2.3.  AFFILIATE. "Affiliate" means any member of a controlled group of corporations, or a group of trades or businesses or other organizations under common control, with the Company as defined under Section 414 of the
      Code.

2.4.  BENEFICIARY. "Beneficiary" means the person, persons or entity as designated by the Participant, entitled under Article VI to receive any
      Plan benefits payable after the Participant's death.

2.5.  BOARD. "Board" means the Board of Directors of the Company.

2.6.  CHANGE IN CONTROL. A "Change in Control" shall occur if:

      a)    Any "person" or "group" (within the meaning of Sections 13(d) and
            14(d)(2) of the

            Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13-d under such Act) of more than fifty
            (50%) of the then outstanding voting stock of the Company or of the parent company of the Company, other than through a transaction arranged by, or consummated with the prior approval of, the Board or the board of directors of the parent company of the Company, respectively; or

      b)    During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board or the board of directors of the parent company of the Company (the "Incumbent
            Directors"), and any new director whose election or whose nomination for election by the shareholders of the Company or the shareholders of the parent company of the Company, as the case may be, was approved by a vote of at least two-thirds (2/3) of the Incumbent
            Directors of such board at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

      c)    The shareholders of the parent company of the Company and/or shareholders of the Company approve a merger or consolidation of
            Company and/or the parent company of the Company, respectively, with any other corporation, other than a merger or consolidation which would result in the voting securities of a Company or the parent company of the Company (as applicable) outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
            more than eighty percent (80%) of the combined voting power of the voting securities of Company or the parent company of the Company
            (as applicable) or such surviving entity outstanding immediately after such merger or consolidation; or

      d)    The shareholders of Company and/or the parent company of the Company approve a plan of complete liquidation of Company and/or the parent company of the Company, or an agreement for the sale or disposition by Company and/or its parent company, as applicable, of all or substantially all of the assets of the Company or its parent company, as applicable.

2.7.  COMMITTEE. "Committee" means the Committee appointed by the Board to administer the Plan pursuant to Article VII. The initial Committee so designated shall consist of the President of the Company, the Vice
      President of Finance of the Company, and the Senior Director of Human
      Resources of the Company. In addition, the President may name additional individuals to the Committee.

2.8.  COMPANY. "Company" means ASPEN INSURANCE US SERVICES, INC., a Delaware corporation, and any successor to the business thereof.

2.9.  COMPANY CONTRIBUTION. "Company Contribution" means the Company contribution credited annually to a Participant's Account as described in
      Sections 4.1 and 4.3, below.

2.10. DETERMINATION DATE. "Determination Date" means the last business day of each calendar month.

2.11. DISCRETIONARY CONTRIBUTION. "Discretionary Contribution" means the Company contribution credited to a Participant's Account under Sections 4.1 and
      4.3, below.

2.12. DISTRIBUTION ELECTION. "Distribution Election" means the form prescribed by the Committee and completed by the Participant, indicating the timing for the commencement of benefit payments under this Plan in the event of termination of employment, as elected by the Participant.

2.13. FINANCIAL HARDSHIP. "Financial Hardship" means a severe financial hardship of the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. Financial Hardship shall be determined based upon such standards as are, from time to time, established by the
      Committee, and such determination shall be in the sole discretion of the
      Committee.

2.14. INTEREST. "Interest" means the amount credited to a Participant's Account on each Determination Date. The rate of Interest so credited to the
      Participant's Account shall be equal to an annual yield of six percent
      (6%) compounded monthly. The Committee shall be permitted to alter the rate of Interest credited in subsequent calendar years provided that the
      Participant is given at least ninety (90) days notice prior to the time the change in rate of Interest shall become effective, except that the
      Committee shall not alter or change the rate of Interest applicable to a
      Participant after that Participant's termination of employment.

2.15. NORMAL RETIREMENT AGE. "Normal Retirement Age" means age sixty (60).

2.16. PARTICIPANT. "Participant" means any employee who is eligible, pursuant to
      Section 3.1, below, to participate in this Plan, and who has elected to do so in accordance with Article III, below. Such employee shall remain a
      Participant in this Plan until such time as all benefits payable under this Plan have been paid in accordance with the provisions hereof.

2.17. PLAN. "Plan" means this Supplemental Executive Retirement Plan as may be amended from time to time.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1.  ELIGIBILITY AND PARTICIPATION.

      a)    ELIGIBILITY. Eligibility to participate in the Plan shall be limited to those select group of management and/or highly compensated employees of Company who are designated and approved by the
            Committee, from time to time.

      b)    PARTICIPATION. An employee's participation in the Plan shall be effective upon notification to

            the employee by the Committee of eligibility to participate, and completion and submission of a Participation Agreement and a
            Distribution Election to the Committee no later than thirty (30)
            days after receiving notification of participation.

3.2.  DISTRIBUTION ELECTION. A Participant shall specify the form of benefits as permitted by Section 5.5 below.

3.3.  CHANGE IN EMPLOYMENT STATUS. If the Committee determines that a
      Participant's employment performance is no longer at a level that warrants reward through participation in this Plan, but does not terminate the
      Participant's employment with Company, the Participant's benefits under this Plan shall be limited to the Account Balance as of the date so specified by the Committee, and no new Company Contributions or
      Discretionary Contributions shall be made on behalf of such Participant after notice of such determination is given by the Committee, unless the
      Participant later satisfies the requirements of ss.3.1, above. If the
      Committee, in its sole discretion, determines that the Participant no longer qualifies as a member of a select group of management or highly compensated employees, as determined in accordance with the Employee
      Retirement Income Security Act of 1974, as amended, the Committee may, in its sole discretion terminate participation in the Plan and distribute the
      Participant's Account Balance in accordance with Article V of this Plan as if the Participant had terminated employment with the Company as of that time.

                          ARTICLE IV - BENEFIT ACCOUNT

4.1.  ACCOUNTS. Subject to satisfactory performance of the Company and the
      Participant, as determined by the Committee in its sole discretion,
      Company Contributions shall be credited to the Participant's Account as of
      January 1 of each year, provided that the Participant is employed by the
      Company on such date. The amount of the Participant's annual Company
      Contribution shall be set forth in his or her Participation Agreement.
      Notwithstanding the foregoing, in no event shall Company Contributions be made following the Participant's attainment of Normal Retirement Age.
      Discretionary Contributions and Interest thereon shall be credited to the
      Participant's Account at such times and in such amounts as recommended by the Committee. The Accounts and the Contributions to them shall be used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets.

4.2.  WITHHOLDING. Any withholding of taxes or other amounts with respect to such Company Contributions or Discretionary Contributions that are required by local, state or federal law shall be withheld from compensation otherwise payable to the Participant to the maximum extent possible, and any remaining amount shall reduce the amount credited to the
      Participant's Account in a manner specified by the Committee.

4.3.  DETERMINATION OF ACCOUNTS. Each Participant's Account as of each
      Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:

      a)    CONTRIBUTIONS. Each Account shall be increased by any Company
            Contributions and Discretionary Contributions credited since such prior Determination Date as set forth above and as directed by the
            Committee.

      b)    DISTRIBUTIONS. Each Account shall be reduced by the amount of each benefit payment made from that Account since the prior Determination
            Date.

      c)    INTEREST. Each Account shall be increased by the Interest credited to such Account since such Determination Date.

4.4.  VESTING OF ACCOUNTS. Each Participant shall be one hundred percent (100%)
      vested in the Company Contributions and Interest thereon at all times;
      each Participant shall be vested in the Discretionary Contributions and
      Interest thereon as provided by the Committee in their discretion.
      Notwithstanding the forgoing, a Participant shall be one hundred percent
      (100%) vested in the entire Account and Interest thereon in the event of
      Normal Retirement, or death prior to the commencement of payments under this Plan.

4.5.  STATEMENT OF ACCOUNTS. The Committee shall give to each Participant a statement showing the balances in the Participant's Account on an annual basis.

                            ARTICLE V - PLAN BENEFITS

5.1.  NORMAL RETIREMENT. Upon termination of employment with the Company and all of its Affiliates at or after Normal Retirement Age, the Participant's
      Account shall be distributed to the Participant in the manner chosen by the Participant and set forth in his or her Distribution Election, and payments shall commence as soon as is administratively practical after termination of employment; provided, however, that if no election is made by the Participant with respect to the form of payment, payment of benefits under this section shall be made in twenty-three (23) annual installments.

5.2.  TERMINATION PRIOR TO RETIREMENT. Upon termination of employment with the
      Company and all of its Affiliates prior to Normal Retirement Age, the vested portion of the Participant's Account shall be distributed to the
      Participant in the manner chosen by the Participant and set forth in his or her Distribution Election, and payments shall commence as soon as is administratively practical after termination of employment; provided, however, that if no election is made by the Participant with respect to the form of payment, payment of benefits under this section shall be made in ten (10) annual installments.

5.3.  DEATH BENEFIT. Upon the death of a Participant prior to the termination of employment with the Company and commencement of benefits under this Plan,
      Company shall pay to the Participant's Beneficiary an amount equal to the
      Participant's Account balance in the form of a lump sum payment, except that the Committee may grant, in its sole discretion, a request made by the Participant's Beneficiary(ies) for payment to be made in an Actuarial
      Equivalent form. In the event of the death of the Participant after the commencement of benefits under this Plan from any Account, the benefits from that Account shall be paid to the Participant's designated
      Beneficiary from that Account at the same time and in the same manner as if the Participant had survived, except that the Committee may, in its sole discretion, approve a request for payment in an Actuarial Equivalent form.

5.4.  HARDSHIP DISTRIBUTIONS. Upon a finding that a Participant has suffered a
      Financial Hardship, the Committee may permit, in its sole discretion, a distributions from the Participant's Account. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Financial Hardship, and will not exceed the Participant's vested Account balance.

5.5.  FORM OF PAYMENT. Except as otherwise provided in Sections 5.1, 5.2, or
      5.3, benefits payable from any Account under this Plan shall be paid in the form of benefit specified by the Participant in his or her
      Distribution Election. The most recently submitted Distribution Election shall be effective for the entire vested Account balance unless amended in writing by the Participant and delivered to the Committee. If, at the time payment of benefits under this Plan becomes due and payable, the
      Participant's most recent election as to the form of payment was made within one (1) year of such payment, then the most recent election made by the Participant more that one year prior to the time of payment shall be used to determine the form of payment. The permitted forms of benefit payments that may be specified in the Participant's Distribution Election are:

      a)    A lump sum amount which is equal to the vested Account balance;

      b)    Annual installments for a period of up to twenty-three (23) years
            (or in the event of a termination prior to Normal Retirement Age, a maximum of ten (10) years) where the amount of the annual payment shall be equal to the balance of the Account immediately prior to the payment, multiplied by a fraction, the numerator of which is one
            (1) and the denominator of which commences at the number of annual payments initially chosen and is reduced by one (1) in each succeeding year. Interest on the unpaid balance shall be based on the most recent allocation among the available Valuation Funds chosen by the Participant, made in accordance with Section 4.3, above; or,

      c)    Any Actuarial Equivalent form of payment which is requested by the
            Participant and approved by the Committee in its sole discretion.

5.6.  WITHHOLDING; PAYROLL TAXES. Company shall withhold from any payment made pursuant to this Plan any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2)
      of the Code, or any successor provision thereto.

5.7.  PAYMENT TO GUARDIAN. If a Plan benefit is payable to a minor or a person declared incompetent or

      to a person incapable of handling the disposition of the property, the
      Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person.
      The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee and Company from all liability with respect to such benefit.

5.8.  EFFECT OF PAYMENT. The full payment of the applicable benefit under this
      Article V shall completely discharge all obligations on the part of the
      Company to the Participant (and the Participant's Beneficiary) with respect to the operation of this Plan, and the Participant's (and
      Participant's Beneficiary's) rights under this Plan shall terminate.

                      ARTICLE VI - BENEFICIARY DESIGNATION

6.1.  BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one (1) or more persons or entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's vested Account balance. Each Beneficiary designation shall be in a written form prescribed by the Committee and shall be effective only when filed with the Committee during the Participant's lifetime.

6.2.  CHANGING BENEFICIARY. Any Beneficiary designation may be changed by an unmarried Participant without the consent of the previously named
      Beneficiary by the filing of a new Beneficiary designation with the
      Committee.

6.3.  NO BENEFICIARY DESIGNATION. If any Participant fails to designate a
      Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the
      Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

      a)    The Participant's surviving spouse;

      b)    The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves surviving issue, then such issue shall take by right of representation the share the deceased child would have taken if living;

      c)    The Participant's estate.

6.4.  EFFECT OF PAYMENT. Payment to the Beneficiary shall completely discharge the Company's obligations under this Plan.

                          ARTICLE VII - ADMINISTRATION

7.1.  COMMITTEE; DUTIES. This Plan shall be administered by the Committee, which shall consist of not less than three (3) persons named as the initial
      Committee in this Plan or as subsequently appointed by the President, except in the event of a Change in Control as provided in Section 7.5 below. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as they may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan, except that notwithstanding anything to the contrary, a member of the Committee shall not vote on any issue which directly affects the determination, payment or valuation of a benefit due to that Committee member under this Plan.

7.2.  AGENTS. The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

7.3.  BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

7.4.  INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such member's service on the Committee, except in the case of gross negligence or willful misconduct.

7.5.  ELECTION OF COMMITTEE AFTER CHANGE IN CONTROL. After a Change in Control,
      vacancies on the Committee shall be filled by majority vote of the remaining Committee members and Committee members may be removed only by such a vote. If no Committee members remain, a new Committee shall be elected by majority vote of the Participants in the Plan immediately preceding such Change in control. No amendment shall be made to Article
      VII or other Plan provisions regarding Committee authority with respect to the Plan without prior approval by the Committee.

                         ARTICLE VIII - CLAIMS PROCEDURE

8.1.  CLAIM. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan (hereinafter referred to as
      "Claimant"), or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practical.

8.2.  DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall state:

      a)    The reasons for denial, with specific reference to the Plan provisions on which the denial is based;

      b)    A description of any additional material or information required and an explanation of why it is necessary; and

      c)    An explanation of the Plan's claim review procedure.

8.3.  REVIEW OF CLAIM. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Committee. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60)
      days after receipt by the Committee of Claimant's claim or request. The claim or request shall be reviewed by the Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4.  FINAL DECISION. The decision on review shall normally be made within sixty
      (60) days after the Committee's receipt of claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                 ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN

9.1.  AMENDMENT. The Committee may at any time amend the Plan by written instrument executed by all Committee members, notice of which shall be given to all Participants and to any Beneficiary receiving installment payments, subject to the following:

      a)    PRESERVATION OF ACCOUNT BALANCE. No amendment shall reduce the amount accrued in any Account as of the date such notice of the amendment is given.

      b)    CHANGES IN INTEREST RATE. No amendment shall reduce, either prospectively or retroactively, the rate of Interest to be credited to the amount already accrued in any of the Participant's Account and any amounts credited to the Account.

      c)    CHANGE IN CONTROL. Notwithstanding the foregoing, the Plan may not be amended in any material respect, including the definition of
            Interest, during the two (2) year period following a Change in
            Control.

9.2.  COMPANY'S RIGHT TO TERMINATE. The Committee may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of Company.

      a)    PARTIAL TERMINATION. The Committee may partially terminate the Plan by instructing the Committee not to accept any additional Company or
            Discretionary Contributions. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to
            Discretionary Contributions made prior to the effective date of such partial termination.

      b)    COMPLETE TERMINATION. The Committee may completely terminate the
            Plan by written instrument executed by all Committee members and approved by the Board instructing the Committee not to accept any additional Company or Discretionary Contributions. In the event of complete termination, the Plan shall cease to operate and Company shall distribute the Account to the appropriate Participant. Payment shall be made as a lump sum as soon as is practical but no later than ninety (90) days following termination of the Plan.

                            ARTICLE X - MISCELLANEOUS

10.1. UNFUNDED PLAN. This plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended
      ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Committee may terminate the Plan and make no further benefit payments or remove certain employees as
      Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section
      3 (2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

10.2. COMPANY OBLIGATION. The obligation to make benefit payments to any
      Participant under the Plan shall be an obligation solely of the Company with respect to the benefits receivable from, and contributions by, that
      Company and shall not be an obligation of another company.

10.3. UNSECURED GENERAL CREDITOR. Notwithstanding any other provision of this
      Plan, Participants and Participants' Beneficiary shall be unsecured general creditors, with no secured or preferential rights to any assets of
      Company or any other party for payment of benefits under this Plan. Any property held by Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

10.4. TRUST FUND. Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, Company may establish one (1)
      or more trusts, with such trustees as the Committee may approve, for the purpose of assisting in the payment of such benefits. Although such a trust may be irrevocable, its assets shall be held for payment of all
      Company's general

       creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of Company.

10.5.  NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.6.  NOT A CONTRACT OF EMPLOYMENT. This Plan shall not constitute a contract of employment between Company and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of
       Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.

10.7.  PROTECTIVE PROVISIONS. A Participant will cooperate with Company by furnishing any and all information requested by Company, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Company may deem necessary and taking such other action as may be requested by Company.

10.8.  GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Massachusetts except as preempted by federal law.

10.9.  VALIDITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.10. NOTICE. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in company's records.

10.11. SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Company, and successors of any such corporation or other business entity.

                                    ASPEN INSURANCE US SERVICES, INC.

                                    BY:

                                    BY: Christian J. Maciejewski
                                        -------------------------------------

                                    BY: /s/  Christian J. Maciejewski
                                        -------------------------------------

                                    DATED: August 25, 2004
                                           ----------------------------------

                       ASPEN INSURANCE US SERVICES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                             PARTICIPATION AGREEMENT

Participant: Peter P. Coghlan                    SSN:
             ----------------------------------  -------------------------------

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ACKNOWLEDGMENT

I, the undersigned Participant, hereby acknowledge receiving notification of my eligibility to participate in the Aspen Insurance US Services, Inc. Supplemental
Executive Retirement Plan, effective January 1, 2004. I acknowledge that I have received a copy of the Plan document and Plan summary materials, which include a description of the Plan provisions.

By signing this Participation Agreement, I agree to be bound by the terms of the
Supplemental Executive Retirement Plan as set forth in the Plan document. If there is a conflict between the Plan document and any other communication, written or oral, including the Plan summary, then the terms of the Plan document will control.
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COMPANY CONTRIBUTION

The Plan provides for annual contributions to be made to the Participant's
Account as determined by the Committee in its sole discretion. The amount of the
Company Contribution as defined by the Plan shall be $ 119,500.

The Company Contribution and the Participant's Account shall be used solely to calculate the amount payable under the Plan and shall not constitute a separate fund of assets. Nothing in the Plan or in this Participation Agreement shall imply that the Participant has any secured or preferential rights to any assets of Aspen Insurance US Services, Inc. (the "Company") or any other party for payment of benefits under this Plan. The obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.
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DISTRIBUTION ELECTION

Retirement: In the event of my termination of employment with the Company at or after Normal Retirement Age (as defined in the Plan document), the benefit shall be paid at the time and manner elected below:

[       ]  as soon as administratively practical after termination of employment in the form of a lump sum.

[   X   ]  annual installments
enter #    (up to 23 years)
of years

Termination: In the event of my termination of employment with the Company prior to Normal Retirement Age (as defined in the Plan document), the benefit shall be paid at the time and in the manner elected below:

[       ]  as soon as administratively practical after termination of employment in the form of a lump sum.

[   X   ]  annual installments
enter #    (up to 10 years)
of years
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I hereby designate the following as beneficiary(ies) to receive the death benefits payable under the Aspen Insurance US Services, Inc. Supplemental
Executive Retirement Plan as a result of my death:

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BENEFICIARY DESIGNATION
PRIMARY BENEFICIARY(IES):

  ----------------------------  -----------------  ---------------  ------------
  Name                          Date of Birth      Relationship     % Share

  ------------------------------------------------------------------------------
  Address

  ----------------------------  -----------------  ---------------  ------------
  Name                          Date of Birth      Relationship     % Share

  ------------------------------------------------------------------------------
  Address

CONTINGENT BENEFICIARY(IES):

  ----------------------------  -----------------  ---------------  ------------
  Name                          Date of Birth      Relationship     % Share

  ------------------------------------------------------------------------------
  Address

  ----------------------------  -----------------  ---------------  ------------
  Name                          Date of Birth      Relationship     % Share

  ------------------------------------------------------------------------------
  Address

  ----------------------------  -----------------  ---------------  ------------
  Unless otherwise indicated above, payment to two or more beneficiaries shall be paid in equal shares. The share of any beneficiary who dies before the
Participant shall be divided among the surviving beneficiaries in proportion to their interests. If no beneficiary survives the Participant, payment shall be made to the estate of the Participant.
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In witness hereof, the Participant and the Company have executed this
Participation Agreement in duplicate as of the date noted below.

/s/ Peter Coghlan                                             8/25/2004
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Signature of Participant                              Date

/s/ Chris Maciejewski                                         8/25/2004
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Company                                     Date